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                                                                   EXHIBIT 10.13

                                TEAM HEALTH, INC.
                             1999 STOCK OPTION PLAN

         1.       PURPOSE:  RESTRICTIONS ON AMOUNT AVAILABLE UNDER THE PLAN.

         This Team Health, Inc. 1999 Stock Option Plan (the "Plan") is intended to afford an incentive to selected employees, consultants and directors of Team Health, Inc., a Tennessee corporation ("Team Health") or any Subsidiary (as defined in Section 2 hereof) (collectively referred to as the "Company"), to acquire a proprietary interest in the Company, to continue to perform services for the Company, to increase their efforts on behalf of the Company and to promote the success of the Company's business.

         2.       DEFINITIONS.

         As used in this Plan, the following words and phrases shall have the meanings indicated:

                  "Board" shall mean the Board of Directors of Team Health.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Common Stock" means Team Health's Common Stock, par value $.01 per share.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" means:

                  (a) If the Common Stock is publicly traded, Fair Market Value means the average of the closing prices of the sales of the Common Stock on all stock exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted on The Nasdaq Stock Market as of 4:00 P.M., New York time, or, if on any day such security is not quoted The Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each case, for the business day immediately preceding the day as of which the Fair Market Value is being determined.

                  (b) If the Common Stock is not, as of the date of determination of Fair Market Value, listed on any stock exchange or quoted on The Nasdaq Stock Market or the over-the-counter market, the Fair Market Value thereof shall be the fair value of the Common Stock determined in good faith by the Board taking into account all relevant factors determinative of value (including the lack of liquidity of such securities due to the Company's status as a privately held company, but without regard to any discounts for minority interests), using valuation techniques then prevailing in the securities industry (e.g. discounted cash flows and/or comparable companies) and assuming
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full disclosure of all relevant information and a reasonable period of time for effectuating such sale. The forgoing valuation by the Board shall be conclusive as to the Fair Market Value.

                  "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 15% of the Common Stockholder Shares (a "15% Owner"), who is not an Affiliate of any such 15% Owner and who is not the spouse or descendent (by birth or adoption) of any such 15% Owner or a trust for the benefit of any such 15% Owner and/or such other Persons.

                  "Option" shall mean the right, granted pursuant to this Plan, of a holder to purchase shares of Common Stock at a price and upon terms and conditions specified by this Plan, the related Option Agreement and as otherwise specified by the Committee.

                  "Option Agreement" shall mean any written agreement, contract or other instrument or document between the Company and a Participant evidencing an Option.

                  "Participant" shall mean an officer, employee, director or consultant of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's Board of Directors (whether by merger, consolidation, sale or transfer of the Company's capital stock) or (ii) more than 50% of the Company's assets determined on a consolidated basis.

                  "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.



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         3.       ADMINISTRATION.

         Unless otherwise determined by the Board, the Plan shall be administered by the Board or a committee thereof (the "Compensation Committee"), which shall consist of two or more members of the Board. Following such time that the Common Stock is registered pursuant to Section 12 of the Exchange Act, members of the Compensation Committee shall be "non-employee directors" as defined in Rule 16b-3 under the Exchange Act. The Compensation Committee may, in its discretion, delegate to a subcommittee its duties hereunder, including the grant of Options. The full Board shall also have the authority, in its discretion, to grant Options under the Plan and to administer the Plan. For all purposes under the Plan, any entity which performs the duties described herein, shall be referred to as the "Committee."

         The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted, the number of shares of Common Stock to which an Option may relate and the terms, conditions and restrictions relating to any Option; to determine whether, to what extent and under what circumstances an Option may be settled, canceled, forfeited, exchanged or surrendered; to construe and interpret the Plan and any Option; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Option Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4.       ELIGIBILITY.

         Options may be granted to employees, consultants and directors of the Company or a Subsidiary. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

         5.       COMMON STOCK.

         The equity securities subject to Options hereunder shall be shares of Common Stock. Such Common Stock may, in whole or in part, be authorized but unissued share or shares that shall have been or that may be reacquired by the Company. The aggregate number of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 526,316 shares of Common Stock.


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         The limitations established in this Section 5 shall be subject to adjustment as provided in Section 7 hereof.

         6.       STOCK OPTIONS.

         The Committee shall have authority to grant Options to Participants on the following terms and conditions:

                  (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

                  (b) Type of Option. No Option granted pursuant to this Plan shall be an incentive stock option within the meaning of Section 422 of the Code.

                  (c) Exercise Price. Each Option Agreement shall state the Exercise Price. The "Exercise Price" per share of Common Stock purchasable under an Option shall be the Fair Market Value of such share of Common Stock on the date of grant of the Option.

                  (d) Method and Time of Payment. The Exercise Price shall be paid in full, at the time of exercise, (i) in cash, (ii) in the sole discretion of the Committee, in shares of Common Stock, valued at then Fair Market Value, which have been held by the Participant free and clear for at least six months prior to the use thereof to pay part or all of the Exercise Price, (iii) so long as the Common Stock is publicly traded, by delivery to the Committee of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Exercise Price, or (iv) in the sole discretion of the Committee, by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of the Option which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the Exercise Price.

                  (e) Term and Exercisability of Options. Options shall be exercisable over the exercise period, at such times and upon such conditions as the Committee may determine, as reflected in the Option Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Committee or as it shall direct, specifying the number of shares of Common Stock with respect to which the Option is being exercised. The exercise period shall be subject to earlier termination as provided in Section 6(f) hereof. At the time any Option granted under the Plan is exercised, the Company shall be entitled to legend the certificates representing the shares of Common Stock purchased pursuant to the Option to clearly identify them as representing shares purchased upon exercise of an Option.

                  (f) Termination. If a Participant's employment by, or service as a consultant to or director with, the Company terminates, all Options that are not then exercisable shall immediately


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terminate and all Options that are then exercisable shall remain exercisable for the period provided in the applicable Option Agreements.

                  (g) Other Provisions. Options may be subject to such other conditions including, but not limited to, vesting provisions and restrictions on transferability of the shares of Common Stock acquired upon exercise of such Options, as the Committee may prescribe in the Option Agreement in its sole discretion.

         7.       EFFECT OF CERTAIN CHANGES; SALE OF THE COMPANY.

         In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Committee shall, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable. Such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         In the event of a Sale of the Company for which the Company has provided reasonable prior notice thereof to Participants, the Committee may provide, in its discretion, that the Options shall become immediately exercisable by any Participants who are employed by the Company at the time of the Sale of the Company and/or that any Options, whether exercisable or unexercisable, shall terminate as of the date of the Sale of the Company or other prescribed period of time.

          In the event the Company issues subordinated debt securities with associated common equity features (e.g., nominal strike price warrants) the proceeds of which are used to redeem shares of the Company's Preferred Stock, then the Committee will adjust (i) the number of shares of Common Stock acquirable upon exercise of all outstanding Options and (ii) the aggregate number of Common Stock as to which Options may be granted from time to time under the Plan but have not yet been granted, in each case to the extent necessary in order to protect the Participants from dilution for such issuance.

         8.       GENERAL PROVISIONS.

                  (a) Restrictions on Delivery and Sale of Stock. Each Option granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary as a condition of or in connection with the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected, and the Company shall use its reasonable best efforts to effectuate such listing, registration or qualification as promptly as reasonably practicable. If a registration statement is not in effect under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws with respect to the Common Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option, that the Option




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holder or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to an Option, such legends referring to the foregoing representation or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

                  (b) Nontransferability. Except to the extent provided otherwise in the applicable Option Agreement, Options shall not be transferable by a Participant except by a duly executed will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

                  (c) No Right To Continued Employment. Nothing in the Plan or in any Option granted or any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employment or service of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

                  (d) Withholding Taxes. Where a Participant or other person is entitled to receive Common Stock pursuant to an Option hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate, certificates representing such shares. Unless otherwise prohibited by applicable law, a Participant may satisfy any such withholding tax obligation by either of the following methods, or by a combination of such methods: (a) tendering a cash payment; or (b) delivering to the Company previously acquired Common Stock, or having the Company withhold Common Stock otherwise deliverable upon exercise of an Option, in either case having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

                  (e) Amendment and Termination of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval under applicable law shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Option theretofore granted under the Plan. The power to grant Options under the Plan will automatically terminate ten years after the adoption of the Plan by the Board. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.



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                  (f) Participant Rights. No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by any Option until the date of the issuance of a share to him.

                  (g) No Fractional Shares. Unless otherwise determined by the Committee, no fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine (in its sole discretion) whether cash, other Options or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (h) Governing Law. The corporate law of the State of Tennessee shall govern all issues and questions concerning the relative rights and obligations of the Company and its stock holders. All other issues and questions concerning the construction, validity, enforcement, and interpretation of this Plan and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  (i) Headings. The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

         9.       EFFECTIVENESS.

         The Plan shall take effect upon its adoption by the Board.

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